                                                                    EXHIBIT 10.1






                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 10, 2001 (this "Amendment") is entered into among DURA AUTOMOTIVE SYSTEMS, INC., AS PARENT GUARANTOR ("DASI"), DURA OPERATING CORP. AND VARIOUS OF ITS SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HERETO AS BORROWERS (the "Borrowers"), the FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (the "Lenders"), BA AUSTRALIA LIMITED, as Australian Lender, BANK OF AMERICA CANADA, as Canadian Lender, and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association, "BofA"), as Swing Line Lender, as Issuing Lender and as agent for the Lenders (the "Agent").

                                    RECITALS

         A. DASI, the Borrowers, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of March 19, 1999 (the "Agreement").


         B. The parties wish to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

         2. Amendments to Agreement. The Agreement is hereby amended as follows:


                  2.1 Section 1.1 of the Agreement is amended as of the Amendment Effective Date by deleting the definitions of the terms "Canadian Dura Commitment", "Canadian Trident Commitment", "Dura Canadian Borrower", "Dura Canadian Loan", "Dura Canadian Loans Sublimit", "Total Trident Revolving Outstandings", "Trident Canadian Borrower", "Trident Canadian Loan" and "Trident Canadian Loans Sublimit" and so that the following definitions read in their entirety as follows:

                  "Canadian Borrower means Dura Automotive Systems (Canada), Ltd., an Ontario corporation and successor by amalgamation to Dura Automotive Systems Cable Operations Canada, Inc. and Dura Automotive Systems (Canada), Ltd."

                  "Canadian Commitment means the commitment of the Canadian Lender to make Canadian Loans to the Canadian Borrower pursuant to
         Section 5.1; it being understood that
         the Canadian Commitment is a part of the combined Revolving Commitments, rather than a separate, independent commitment."

                  "Canadian Loans Sublimit means U.S.$9,000,000, as such amount may be reduced or increased from time to time in integral multiples of U.S.$1,000,000 effective four Business Days after written notice of such reduction or increase is given by Dura to the Agent and the Canadian Lender, provided that after giving effect to such reduction or increase, (x) the Canadian Loans Sublimit shall not exceed U.S.$9,000,000 and (y) the Canadian Loans Sublimit shall not be less than the then aggregate principal Dollar Equivalent amount of all outstanding Canadian Loans."

                  "Total Revolving Outstandings means the sum of the aggregate principal Dollar Equivalent amount of all outstanding Revolving Group Loans plus the Australian Loans Sublimit plus the Canadian Loans Sublimit plus the aggregate principal Dollar Equivalent amount of all Swing Line Loans plus (without duplication) the Effective Amount of all L/C Obligations of the Borrowers."

                  ""Trident Obligations" means all Obligations."


                  2.2 The Agreement is amended as of the Amendment Effective Date (i) by replacing the terms "Canadian Dura Commitment" and "Canadian Trident Commitment" wherever either term occurs with the term "Canadian Commitment",
(ii) by replacing each of the terms "Dura Canadian Borrower", "Trident Canadian Borrower", "each Canadian Borrower", "a Canadian Borrower" and "Canadian Borrowers" wherever any such term occurs with the term "Canadian Borrower",
(iii) by replacing the terms "Dura Canadian Loan" and "Trident Canadian Loan" wherever they occur with the term "Canadian Loan", and (iv) by replacing the terms "Dura Canadian Loans Sublimit" and "Trident Canadian Loans Sublimit" wherever either term occurs with the term "Canadian Loans Sublimit".

                  2.3 Subsection 2.1(d) of the Agreement is amended as of the Amendment Effective Date to read in its entirety as follows:

                  "(d) Revolving Group Loans. Each applicable Lender severally agrees, on the terms and conditions set forth herein, to make loans to the Borrowers (other than the U.K. Borrowers, the Dura Australian Borrower and the Canadian Borrower) in U.S. Dollars, Pounds Sterling, French francs, Deutschemarks and Euros (each such loan, a "Revolving Group Loan") from time to time on any Business Day during the period from the initial Closing Date to the Revolving Commitment Termination Date, in an aggregate Dollar Equivalent amount not to exceed at any time outstanding the amount set forth opposite such Lender's name under the heading "Revolving Commitment" on Schedule 2.1 (such amount, as reduced pursuant to Section 2.7 or changed as a result of one or more assignments under Section 7.8 or 14.8, such Lender's "Revolving Commitment"); provided that

                           (i) after giving effect to any Borrowing of Revolving
                  Group Loans, the Total Revolving Outstandings shall not exceed the combined Revolving Commitments of all Lenders (less the Schade Reserved Amount);

                           (ii) the aggregate principal Dollar Equivalent amount
                  of the Revolving Group Loans of any Lender plus such Lender's Pro Rata Share of the Australian Loans Sublimit and the Canadian Loans Sublimit plus such Lender's Pro Rata Share of the aggregate principal amount of all outstanding Swing Line Loans plus (without duplication) the participation of such Lender in the Effective Amount of all L/C Obligations shall not at any time exceed such Lender's Revolving Commitment;

                           (iii) the aggregate Dollar Equivalent amount of all
                  Revolving Group Loans made in Pounds Sterling, French francs, Deutschemarks, Euros and any other Offshore Currencies shall not exceed U.S.$150,000,000; and

                           (iv) the Total Borrower Revolving Outstandings of any
                  Borrower shall not exceed the amount set forth for such Borrower on Schedule 2.1(d).

         Within the limits of each Lender's Revolving Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this subsection 2.1(d), prepay under Section 2.8 and reborrow under this subsection 2.1(d)."

                  2.4 Subsection 2.5(a) of the Agreement (determining Dollar Equivalent amount) is amended as of the Amendment Effective Date to read in its entirety as follows:

                           "(a) The Agent will determine the Dollar Equivalent amount with respect to (i) any Borrowing comprised of Offshore Currency Loans as of the requested Borrowing Date, (ii) any Issuance of a Letter of Credit in an Offshore Currency as of the requested Issuance Date,
         (iii) any drawing under a Letter of Credit in an Offshore Currency as of the related Honor Date, (iv) all outstanding Offshore Currency Loans and L/C Obligations as of the last Business Day of any month (if the Agent has not previously made a determination of the Dollar Equivalent amount of all outstanding Offshore Currency Loans and L/C Obligations during such month), and (v) any outstanding Offshore Currency Loan and L/C Obligations as of any redenomination date pursuant to this Section
         2.5 or Section 7.2 or 7.5 and any date on which the Revolving Commitments are reduced pursuant to Section 2.7."

                  2.5 Section 2.10 of the Agreement (Tranche B Term Loan pricing) is amended as of July 1, 2001 so that the third sentence thereof reads in its entirety as follows:

         "Each Tranche B Term Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate plus

         3.00% or the U.S. Base Rate plus 1.50%, as the case may be (and subject to the Borrowers' right to convert to the other Type of Loan under
         Section 2.4)."

                  2.6 Section 3.1 of the Agreement is amended as of the Amendment Effective Date to read in its entirety as follows:

                  "3.1 Swing Line Commitment. Subject to the terms and conditions of this Agreement, the Swing Line Lender agrees to make loans to the Borrowers (other than the Dura Australian Borrower and the Canadian Borrower) on a revolving basis (each such loan, a "Swing Line Loan") from time to time on any Business Day during the period from the initial Closing Date to the Revolving Commitment Termination Date in an aggregate principal Dollar Equivalent amount at any one time outstanding not to exceed U.S.$50,000,000; provided, however, that:

                           (a) the Total Revolving Outstandings shall not at any
                  time exceed the combined Revolving Commitments (less the Schade Reserved Amount); and

                           (b) the Total Borrower Revolving Outstandings of any
                  Borrower shall not exceed the amount set forth for such Borrower on Schedule 2.1(d).

         All Swing Line Loans shall be made and maintained as Floating Rate Loans. The Agent will determine the Dollar Equivalent amount with respect to any Swing Line Loan when made and as of the last Business Day of each month (unless the Agent has previously determined such Dollar Equivalent amount during such month)."

                  2.7 Subsection 4.1(b) of the Agreement (Dura Australian Borrowings) is amended as of the Amendment Effective Date to read in its entirety as follows:

                           "(b) The Agent will determine the Dollar Equivalent amount with respect to any (i) Australian Loan as of the requested Borrowing Date, (ii) outstanding Australian Loans as of the last Business Day of each month (unless the Agent has previously determined such Dollar Equivalent amount during such month) and (iii) outstanding Australian Loans on any date on which the Australian Loans Sublimit is reduced in accordance with the definition thereof."

                  2.8 Section 5.1 of the Agreement (Canadian Loans) is amended as of the Amendment Effective Date to read in its entirety as follows:

                  "5.1 Canadian Borrowings.

                           (a) The Canadian Lender agrees, on the terms and conditions set forth herein, to make loans to the Canadian Borrower (each such loan, a "Canadian Loan") from time to time on any Business Day during the period from the initial Closing Date to the

         Revolving Commitment Termination Date, in an aggregate principal Dollar Equivalent amount at any one time outstanding not to exceed the Canadian Loans Sublimit for all Canadian Loans, notwithstanding the fact that the Canadian Lender's Canadian Loans, when aggregated with the other outstanding Revolving Loans of its primary Lender and the Australian Loans of the Australian Lender and (without duplication) the participation of its primary Lender in the Effective Amount of all L/C Obligations, may exceed its related primary Lender's Revolving Commitment; provided that at no time shall the Total Revolving Outstandings exceed the combined Revolving Commitments (less the Schade Reserved Amount). Subject to the other terms and conditions hereof, the Canadian Borrower may borrow under this Section 5.1, prepay pursuant to
         Section 5.4 and reborrow pursuant to this Section 5.1 from time to time.

                           (b) The Agent will determine the Dollar Equivalent amount with respect to any (i) Canadian Loan as of the requested Borrowing Date, (ii) outstanding Canadian Loans as of the last Business Day of each month (unless the Agent has previously determined such Dollar Equivalent amount during such month), and (iii) outstanding Canadian Loans on any date on which the Canadian Loans Sublimit is reduced in accordance with the definition thereof."

                  2.9 Subsection 6.1(a) of the Agreement (Letters of Credit) is amended as of the Amendment Effective Date to read in its entirety as follows:

                           "(a) On the terms and conditions set forth herein,
         (i) the Issuing Lender agrees, (A) from time to time on any Business Day during the period from the initial Closing Date to the Revolving Commitment Termination Date to issue Letters of Credit for the account of any Borrower (or, if a Letter of Credit is for the account of a Subsidiary that is not a Borrower, jointly for the account of a Borrower and such Subsidiary), and to amend or renew Letters of Credit previously issued by it, in accordance with subsections 6.2(c) and 6.2(d), and (B) to honor properly drawn drafts under the Letters of Credit; and (ii) the Revolving Lenders severally agree to participate in Letters of Credit Issued for the account of any Borrower (including any Letter of Credit issued jointly for the account of a Borrower and any Subsidiary); provided that the Issuing Lender shall not be obligated to Issue, and no Revolving Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance Date"):

                           (1) the Total Revolving Outstandings exceed the
                  combined Revolving Commitments (less the Schade Reserved Amount),

                           (2) the participation of such Revolving Lender in the
                  Effective Amount of all L/C Obligations of the Borrowers plus (without duplication) the outstanding principal Dollar Equivalent amount of the Revolving Group Loans of such Revolving Lender plus such Revolving Lender's Pro Rata Share of the Australian Loans Sublimit and the Canadian Loans Sublimit plus such Revolving Lender's Pro

                  Rata Share of all Swing Line Loans exceeds such Revolving Lender's Revolving Commitment,

                           (3) the Effective Amount of all L/C Obligations of
                  the Borrowers exceeds the L/C Commitment,

                           (4) the Total Borrower Revolving Outstandings of the
                  related Borrower exceed the limit for such Borrower set forth in Schedule 2.1(d).

         Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers' ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed. The Agent will determine the Dollar Equivalent amount of the L/C Obligations with respect to any Letter of Credit when issued, when drawn upon and unless the Agent has previously determined such Dollar Equivalent amount during such month, as of the last Business Day of each month."

                  2.10 Section 9.16 is amended as of the Amendment Effective Date by adding thereto the following sentence: "As of May 10, 2001, DASI has no Subsidiaries other than those specifically disclosed in part(g) of Schedule 9.16."

                  2.11 Section 10.1 of the Agreement is amended as of the Amendment Effective Date by deleting subsections (c) and (d) thereof.

                  2.12 Subsection 10.14(a) of the Agreement is amended as of the Amendment Effective Date by deleting the first proviso therein ("provided that the Guaranties and Collateral of Trident and any Trident Subsidiary shall support and secure only Trident Obligations;").

                  2.13 Subsections 11.1(i) and (j) of the Agreement (purchase money lien/capital lease basket) are amended as of the Amendment Effective Date by substituting the amount "$60,000,000" for the amount "$40,000,000" therein.

                  2.14 Sections 11.10, 11.12 and 11.13 of the Agreement are amended as of the Amendment Effective Date to read in their entirety as follows:

                  "11.10 Fixed Charge Coverage Ratio. DASI shall not permit, as of the last day of the following fiscal quarters, the ratio of (a) the sum of Consolidated Net Income before Interest Expense (including to the extent, if any, excluded therefrom, distributions in respect of the Trust Preferred Stock Debentures), income tax expense, amortization expense and operating lease expense (excluding any non-cash extraordinary charges) for the Computation Period ending on such day, to (b) the sum of Interest Expense (including, to the extent, if any, excluded therefrom, distributions (computed on a pre-tax basis) in respect of the Trust Preferred Stock Debentures) and operating lease expense of DASI and its Subsidiaries for such Computation Period, to be less than the following ratios:


                  Fiscal Quarter Ending                                Ratio
                  ---------------------                                -----

                  Any fiscal quarter ending
                  prior to June 30, 2001                               1.75:1

                  Fiscal quarter ending
                  on June 30, 2001                                     1.65:1

                  Fiscal quarters ending
                  after June 30, 2001 and
                  prior to September 30, 2002                          1.50:1

                  Fiscal quarter ending
                  on September 30, 2002                                1.55:1

                  Fiscal quarter ending
                  on December 31, 2002                                 1.65:1

                  Fiscal quarters ending on
                  March 31, 2003, June 30,
                  2003 and September 30,
                  2003                                                 1.75:1

                  Any fiscal quarter ending
                  thereafter                                           2.00:1"



                  "11.12 Senior Leverage Ratio. DASI shall not permit the Senior Leverage Ratio as of the last day of any fiscal quarter to exceed (i) 4.00:1 on March 31, 2001, (ii) 3.75:1 on June 30, 2001, (iii) 3.50:1 on
         September 30, 2001, (iv) 3.25:1 after September 30, 2001 and prior to September 30, 2003, and (v) 3.00:1 on and after September 30, 2003."

                  "11.13 Total Debt to EBITDA Ratio. DASI shall not permit the Total Debt to EBITDA Ratio as of the last day of any fiscal quarter to exceed (i) 4.75:1 on or prior to June 30, 2002, (ii) 4.65:1 on September 30, 2002, (iii) 4.50:1 on December 31, 2002, (iv) 4.25:1 on
         March 30, 2003 and June 30, 2003, or (v) 4.00:1 thereafter."

                  2.15 Subsection 13.11(b) of the Agreement is amended as of the Amendment Effective Date to add the phrase "or, as the case may be, subordinate" in the second line thereof so that it reads in its entirety as follows:

                           "(b) The Lenders irrevocably authorize the Agent, at its option and in its discretion, to release or, as the case may be, subordinate any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations payable under this Agreement and under any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which a Loan Party owned no interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Loan Party to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; (vi) constituting property subject to a capital lease or purchase money security interest permitted under subsection 11.1(i) or (j); or
         (vii) if approved, authorized or ratified in writing by the Required Lenders or all the Lenders, as the case may be, as provided in Section 14.1(e). Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 13.11(b)."

                  2.16 Section 14.5 of the Agreement is amended as of the Amendment Effective Date to read in its entirety as follows:

                  "14.5 Borrower Indemnification. Whether or not the transactions contemplated hereby are consummated, DASI and the Borrowers shall indemnify, defend and hold the Agent-Related Persons and each Lender and each of their respective officers, directors, trustees, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs but excluding taxes on the overall net income (including franchise taxes based on net income) of such Indemnified Person) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby or thereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any pending or threatened investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, or related to any Offshore Currency transactions entered into in connection herewith, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no Borrower shall have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations."

                  2.17 Subsection 14.8(a) of the Agreement is amended as of the Amendment Effective Date by deleting the phrase "in the case of an assignment to an Affiliate of such Lender" so that it reads in its entirety as follows:

                           "(a) Any Lender may, with the written consent of DASI and the Agent, which consents of DASI and the Agent shall not be unreasonably withheld or delayed, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of DASI shall be required if an Event of Default then exists and is continuing, and no written consent of DASI or the Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender, to a Related Fund of any Lender or to another Lender (so long as such assignment will not result in any increased costs to the Borrowers)) (each an "Assignee") all or any ratable part of all of the Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Lender hereunder, in a minimum Dollar Equivalent amount of U.S.$5,000,000 (or such lesser amount as may be agreed to by DASI and the Agent in their sole discretion), or, if less, the entire amount of all Loans, the Commitments, L/C Obligations and other rights and obligations of such Lender hereunder; provided, however, that (i) the Borrowers and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (x) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers and the Agent by such Lender and the Assignee; (y) such Lender and its Assignee shall have delivered to the Borrowers and the Agent an Assignment and Acceptance in the form of Exhibit H ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (z) the assignor Lender or Assignee shall have paid to the Agent a processing fee in the amount of U.S.$3,500; and (ii) no Lender which is (or is the primary Lender with respect to) an Australian Lender may assign all of its rights and obligations hereunder unless arrangements satisfactory to the Borrowers and the Agent have been made for one or more Lenders to act (or to cause their respective Affiliates to act) as Australian Lender hereunder in the full amount of the Australian Dura Commitment and (iii) no Lender which is (or is the primary Lender with respect to) a Canadian Lender may assign all of its rights and obligations hereunder unless arrangements satisfactory to the Borrowers and the Agent have been made for one or more Lenders to act (or to cause their respective Affiliates to act) as Canadian Lender hereunder in the full amount of the Canadian Commitment."

                  2.18 Schedule 1.1 (Pricing Schedule) to the Agreement is amended effective as of July 1, 2001 to read in its entirety in the form attached hereto as Schedule 1.1. Schedules 9.5 and 9.12 are amended as of the Amendment Effective Date by adding thereto the attached supplement thereto. Schedule 9.16 is amended effective as of the Amendment Effective Date by adding thereto in its entirety the attached Schedule 9.16 part
(g).

         3. Representations and Warranties. DASI and each Borrower hereby represent and warrant to the Agent and the Lenders as follows:

                  (i) Representations and Warranties. The representations and warranties contained in Article IX of the Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

                  (ii) Enforceability. The execution and delivery by DASI and each Borrower of this Amendment, and the performance by DASI and each Borrower of this Amendment and the Agreement, as amended hereby, are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of DASI and such Borrower. This Amendment and the Agreement, as amended hereby, are valid and legally binding obligations of DASI and each Borrower, enforceable in accordance with their terms.

                  (iii) No Default. No Event of Default or Unmatured Event of Default has occurred and is continuing that will not be cured or waived by this Amendment taking effect.

         4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect; and DASI and the Borrowers confirm and reaffirm their Obligations under the Agreement as amended by this Amendment. After this Amendment becomes effective, all references in the Agreement (or in any other Loan Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

         5. Effectiveness. This Amendment shall become effective upon the date on which all of the following occur (the "Amendment Effective Date"): (i) receipt by the Agent on or before May 11, 2001 of counterparts of this Amendment (whether by facsimile or otherwise) executed by the Borrowers, the Agent and the Required Lenders, (ii) payment on or before May 11, 2001 by the Borrowers in immediately available funds of an amendment fee to the Agent for the account of each Lender executing this Amendment on or prior to May 11, 2001, in an amount equal to 0.15% of the amount of such Lender's Commitment (whether used or unused), and (iii) receipt by the Agent on or before May 11, 2001 of the following, each in form and substance satisfactory to the Agent: (A) certificates of DASI and each Borrower as to authorizing resolutions with respect to this Amendment and the incumbency and signatures of officers, and (B) an opinion of U.S. counsel to DASI and the Borrowers as to this Amendment.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A facsimile of the signature of any party on any counterpart shall be effective as the signature of the party executing such counterpart for purposes of the effectiveness of this Amendment.

         7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois; provided that the Agent and the Lenders shall retain all rights arising under Federal law.

         8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.



                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                DURA AUTOMOTIVE SYSTEMS, INC.


                                By: /s/  Glenn Dong
                                    --------------------------------------------

                                Title: Corporate Treasurer
                                       -----------------------------------------



                                DURA OPERATING CORP.


                                By: /s/  Glenn Dong
                                    --------------------------------------------

                                Title: Corporate Treasurer
                                       -----------------------------------------



                                DURA HOLDING GERMANY GMBH (successor
                                by merger to Dura Automotive Systems (Europe)
                                GmbH)


                                By: /s/  Glenn Dong
                                    --------------------------------------------

                                Title: Corporate Treasurer
                                       -----------------------------------------




                                SIGNED, SEALED and   )
                                DELIVERED by       )
                                Glenn Dong
                                ------------, as )
                                Attorney for   )
                                DURA ASIA-PACIFIC   )
                                PTY LIMITED      )
                                ACN 004 884 539  )
                                pursuant to a Power )
                                of Attorney dated  )
                                May 7, 2001
                                ---------------   )
                                in the presence of: )

                                /s/  Patricia Burkhardt
                                -----------------------------------
                                Signature of Witness

                                Patricia Burkhardt
                                -----------------------------------
                                Name of Witness

                               DURA AUTOMOTIVE SYSTEMS (CANADA), LTD.


                               By:    /s/ Glenn Dong
                                   ---------------------------------------------
                               Title: Corporate Treasurer
                                      ------------------------------------------


                               TRIDENT AUTOMOTIVE LIMITED (formerly
                               known as Trident Automotive plc)


                               By:    /s/ David R. Bovee
                                   ---------------------------------------------
                               Title: Vice President and Chief Financial Officer
                                      ------------------------------------------


                               DURA AUTOMOTIVE SYSTEMS LIMITED


                               By:    /s/ David R. Bovee
                                   ---------------------------------------------
                               Title: Vice President and Chief Financial Officer
                                      ------------------------------------------


                               SPICEBRIGHT LIMITED


                               By:    /s/ David R. Bovee
                                   ---------------------------------------------
                               Title: Vice President and Chief Financial Officer
                                      ------------------------------------------


                               DURA AUTOMOTIVE SYSTEMS CABLE
                               OPERATIONS INC.

                               By:    /s/ David R. Bovee
                                   ---------------------------------------------
                               Title: Vice President and Chief Financial Officer
                                      ------------------------------------------


                               MOBLAN INVESTMENTS B.V.


                               By:    /s/ Bartholomeus Maria Cornelissen
                                   ---------------------------------------------
                               Title: Managing Director
                                      ------------------------------------------

                              DURA AUTOMOTIVE ACQUISITION LIMITED


                              By:      /s/ David R. Bovee
                                  ----------------------------------------------
                              Title:  Vice President and Chief Financial Officer
                                         ---------------------------------------


                              DURA AUTOMOTIVE HOLDING GMBH & CO
                              KG (formerly known as ADWEST HEIDEMANN
                              GRUPPE GMBH & CO KG)


                              By:     /s/ Glenn Dong
                                  ----------------------------------------------
                              Title:  Corporate Treasurer
                                     -------------------------------------------


                              ADWEST FRANCE S.A.


                              By:       /s/ Francois Boulanger
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------


                              BANK OF AMERICA, N.A., as Agent


                              By:      /s/ Bank of America, N.A.
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------


                              LENDERS


                              BANK OF AMERICA, N.A., as, Swing Line Lender, Issuing Lender and a Lender


                              By:       /s/ Bank of America, N.A.
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------

                                   ABN AMRO BANK NV


                                   By:     /s/ ABN AMRO Bank NV
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------


                                   By:
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------


                                   AIMCO CDO SERIES 2000-A


                                   By:     /s/ AIMCO CDO Series 2000-A
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------


                                   ALLSTATE LIFE INSURANCE CO.


                                   By:    /s/ Allstate Life Insurance Co.
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------


                                   AMMC CDO I LIMITED


                                   By:    /s/ AMMC CDO I Limited
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------


                                   AMMC CDO II LTD


                                   By:    /s/ AMMC CDO II LTD
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------


                                   APEX (IDM) CDO 1 LTD


                                   By:    /s/ (IDM) CDO I LTD
                                       -----------------------------------------

                                  Title:
                                         ---------------------------------------


                                  ARES IV CLO LTD


                                  By:    /s/ ARES IV CLO LTD
                                      ------------------------------------------
                                  Title:
                                         ---------------------------------------


                                  BALANCED HIGH-YIELD FUND II, LTD.

                                     By:  ING Capital Advisers LLC,
                                          as Asset Manager


                                  By:   /s/ Balanced High-Yield Fund II, LTD.
                                      ------------------------------------------
                                  Title:
                                         ---------------------------------------


                                  THE BANK OF NEW YORK


                                  By:    /s/ The Bank of New York
                                      ------------------------------------------
                                  Title:
                                         ---------------------------------------


                                  BANK OF NOVA SCOTIA


                                  By:    /s/ Bank of Nova Scotia
                                      ------------------------------------------
                                  Title:
                                         ---------------------------------------


                                  BANK OF TOKYO-MITSUBISHI TRUST
                                  COMPANY


                                  By: /s/ Bank of Tokyo-Mitsubishi Trust Company
                                      ------------------------------------------
                                  Title:
                                         ---------------------------------------

                                     BANK POLSKA KASA OPEIKI S.A.


                                     By: /s/  Bank Polska Kasa Opeiki S.A.
                                         ---------------------------------------
                                     Title:
                                            ------------------------------------


                                     BARCLAYS BANK PLC


                                     By: /s/  Barclays Bank PLC
                                         ---------------------------------------
                                     Title:
                                            ------------------------------------


                                     BAVARIA TRR CORPORATION


                                     By: /s/  Bavaria TRR Corporation
                                         ---------------------------------------
                                     Title:
                                            ------------------------------------


                                     BAYERISCHE HYPO-UND VEREINSBANK AG,
                                     NEW YORK BRANCH


                                     By: /s/ Bayerische Hypo-Und Vereinsbank
                                         ---------------------------------------
                                             AG, New York Branch
                                         ---------------------------------------
                                     Title:
                                            ------------------------------------


                                     By:
                                         ---------------------------------------
                                     Title:
                                            ------------------------------------


                                     BHF (USA) CAPITAL CORP.


                                     By: /s/  BHF (USA) Capital Corp.
                                         ---------------------------------------
                                     Title:
                                            ------------------------------------


                                     BNP PARIBAS

                                     By:      /s/ BNP Paribas
                                         ---------------------------------------
                                     Title:
                                            ------------------------------------


                                     BW CAPITAL MARKETS INC.


                                     By:      /s/ BW Capital Markets Inc.
                                         ---------------------------------------
                                     Title:
                                            ------------------------------------


                                     CENTURION CDO II LTD


                                     By:     /s/ Centurion CDO II LTD
                                         ---------------------------------------
                                     Title:
                                            ------------------------------------


                                     THE CHASE MANHATTAN BANK


                                     By:      /s/ The Chase Manhattan Bank
                                         ---------------------------------------
                                     Title:
                                            ------------------------------------


                                     CIT GROUP/EQUIPMENT FINANCE


                                     By:   /s/ CIT Group/Equipment Finance
                                         ---------------------------------------
                                     Title:
                                            ------------------------------------


                                     CITADEL EQUITY FUND LTD.


                                     By:
                                         ---------------------------------------
                                     Title:
                                            ------------------------------------


                                     CITIZENS BANK


                                     By:   /s/ Citizens Bank
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------


                              COMERICA BANK


                              By:      /s/ Comerica Bank
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              CREDIT AGRICOLE INDOSUEZ


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              CYPRESSTREE SENIOR FLOATING


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              DEVELOPMENT BANK OF SINGAPORE LIMITED


                              By:   /s/ Development Bank of Singapore Limited
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              DRESDNER BANK AG NEW YORK AND
                              GRAND CAYMAN BRANCHES


                              By:  /s/ Dresdner Bank AG New York and Grand
                                       Cayman Branches
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------


                              EATON VANCE CDO III LTD

                                        By: /s/  Eaton Vance CDO III LTD
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        ELC (CAYMAN) LTD 2000-1


                                        By: /s/  ELC (Cayman) LTD 2000-1
                                            ------------------------------------
                                        Title:
                                               ---------------------------------



                                        ELC (CAYMAN) LTD CDO SERIES


                                        By: /s/  ELC (Cayman) LTD CDO Series
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        ELC CAYMAN LTD 1999-III


                                        By: /s/  ELC Cayman LTD 1999-III
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        ELT - DURA AUTOMOTIVE SYSTEMS


                                        By: /s/  ELT - Dura Automotive Systems
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        FIRST UNION NATIONAL BANK


                                        By: /s/  First Union National Bank
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        FIVE FINANCE CORPORATION

                                      By: /s/  Five Finance Corporation
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      FLEET NATIONAL BANK


                                      By: /s/  Fleet National Bank
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      FREMONT INVESTMENTS & LOAN


                                      By: /s/  Fremont Investments & Loan
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      GREAT POINT CLO 1999-1 LDT


                                      By: /s/  Great Point CLO 1999-1 LDT
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      HAMILTON BANK NA


                                      By: /s/  Hamilton Bank NA
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      IKB DEUTSCHE INDUSTRIEBANK AG


                                      By: /s/  IKB Deutsche Industriebank AG
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      INDOSUEZ CAPITAL FUNDING IV L.P.


                                      By: /s/  Indosuez Capital Funding IV L.P.
                                          --------------------------------------

                                      Title:
                                             -----------------------------------



                                      KBC BANK NV


                                      By:    /s/ KBC Bank NV
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      KEMPER FLOATING RATE FUND


                                      By:    /s/ Kemper Floating Rate Fund
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      KEYBANK NA


                                      By:    /s/ Keybank NA
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      KZH CNC LLC


                                      By:    /s/ KZH CNC LLC
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      KZH CYPRESSTREE 1 LLC


                                      By:    /s/ KZH Cypersstree 1 LLC
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      KZH RIVERSIDE LLC


                                      By:    /s/ KZH Riverside LLC
                                          --------------------------------------

                                      Title:
                                             -----------------------------------


                                      KZH SOLEIL 2 LLC


                                      By: /s/  KZH Soleil 2 LLC
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      KZH SOLEIL LLC


                                      By: /s/  KZH Soleil LLC
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      KZH WATERSIDE LLC


                                      By: /s/  KZH Waterside LLC
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      LIBERTY-STEIN ROE ADVISOR FLOATING
                                      RATE ADVANTAGE FUND

                                      By: /s/ Liberty-Stein Roe Advisor Floating
                                          --------------------------------------
                                              Rate Advantage Fund
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      MICHIGAN NATIONAL BANK


                                      By: /s/  Michigan National Bank
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      MUIRFIELD TRADING LLC


                                      By: /s/  Muirfield Trading LLC
                                          --------------------------------------

                                   Title:
                                          --------------------------------------


                                   NATIONAL CITY BANK


                                   By:     /s/ National City Bank
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------


                                   NBD BANK NA


                                   By:     /s/ NBD Bank NA
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------


                                   NORTH AMERICAN SENIOR FLOATING


                                   By:
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------


                                   OLYMPIC FUNDING TRUST SERIES 1999-1


                                   By:   /s/ Olympic Funding Trust Series 1999-1
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------


                                   PINEHURST TRADING INC.


                                   By:   /s/ Pinehurst Trading Inc.
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------


                                   QCC-GALAXY CLO 1999-1 LLC


                                   By:
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------

                                      SANKATY HIGH YIELD PARTNERS


                                      By:  /s/ Sankaty High Yield Partners
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      SENIOR DEBT PORTFOLIO


                                      By:  /s/ Senior Debt Portfolio
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      SEQUIS - CUMERLAND I LDT


                                      By:  /s/ Sequis - Cumerland I LDT
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      SIERRA CLO I LTD


                                      By:     /s/ Sierra CLO I LTD
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      SRF 2000 LLC


                                      By:   /s/ SRF 2000 LLC
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      SRF TRADING INC.


                                      By:     /s/ SRF Trading Inc.
                                          --------------------------------------
                                      Title:
                                             -----------------------------------

                                      STEIN ROE & FARNHAM CLO I LTD


                                      By:   /s/ Stein Roe & Farnham CLO I LTD
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      STEIN ROE FLOATING RATE


                                      By:    /s/ Stein Roe Floating Rate
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      SUMITOMO TRUST & BANKING


                                      By:    /s/ Sumitomo Trust & Banking
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      TORONTO DOMINION (TEXAS)


                                      By:    /s/ Toronto Dominion (Texas)
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      TRAVELERS CORPORATE LOAN


                                      By:    /s/ Travelers Corporate Loan
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      TRAVELERS INSURANCE CO.


                                      By:    /s/ Travelers Insurance Co.
                                          --------------------------------------
                                      Title:
                                             -----------------------------------

                                      TRYON CLO LTD 2000-1



                                      By: /s/  Tryon CLO LTD 2000-1
                                          --------------------------------------
                                      Title:
                                             -----------------------------------





                                      US BANK NATIONAL ASSOCIATION


                                      By: /s/  US Bank National Association
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      VAN KAMPEN AMERICAN CAPITAL


                                      By: /s/  Van Kampen American Capital
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      WEBSTER BANK


                                      By: /s/  Webster Bank
                                          --------------------------------------
                                      Title:
                                             -----------------------------------

                                      BA AUSTRALIA LIMITED, as Australian Lender


                                      By:
                                          --------------------------------------
                                      Title:
                                             -----------------------------------

                                      BANK OF AMERICA CANADA, as Canadian
                                      Lender


                                      By:
                                          --------------------------------------
                                      Title:
                                             -----------------------------------

                                  SCHEDULE 1.1

                                PRICING SCHEDULE
                         (effective as of July 1, 2001)


                                    The Applicable Margin, the Commitment Fee
Rate, the L/C Fee Rate, the U.S. Base Rate Margin and the Other Floating Rate Margin shall be determined based on the applicable Senior Leverage Ratio as set forth below.


                                                                      L/C Fee Rate -        U.S.        Other Floating
   Senior Leverage               Applicable         Commitment          Letters of        Base Rate          Rate
         Ratio                      Margin           Fee Rate             Credit           Margin           Margin
         -----                      ------           --- ----             ------           ------           ------


Less than 2.25 to 1                2.000%             0.375%              2.000%           0.500%           2.500%
Equal to or greater                2.250%             0.500%              2.250%           0.750%           2.750%
than 2.25 to 1 but
less than 2.75 to 1
Equal to or greater                2.500%             0.500%              2.500%           1.000%           3.000%
than 2.75 to 1 but
less than 3.25 to 1
Equal to or greater                2.750%             0.500%              2.750%           1.250%           3.250%
than 3.25 to 1




          As of July 1, 2001, the Applicable Margin, the Commitment Fee Rate, the L/C Fee Rate, the U.S. Base Rate Margin and the Other Floating Rate Margin initially shall be determined based on the Senior Leverage Ratio as of March 31, 2001. Each of the foregoing shall be adjusted, to the extent applicable, 45 days (or, in the case of the last Fiscal Quarter of any Fiscal Year, 90 days) after the end of each Fiscal Quarter beginning with the Fiscal Quarter ending June 30, 2001 based on the Senior Leverage Ratio as of the last day of such Fiscal Quarter; provided that if DASI fails to deliver the financial statements required by Section 10.1 by the due date therefor, the Applicable Margin, the Commitment Fee Rate, the L/C Fee Rate, the U.S. Base Rate Margin and the Other Floating Rate Margin that would apply if the Senior Leverage Ratio were greater than or equal to 3.25 to 1 shall apply from such due date until such financial statements are delivered.